Exhibit 10.1

March 30, 2011

International Finance Corporation

2121 Pennsylvania Avenue, N.W.

Washington, D.C. 20433

Attention: Fares T. Zaki

Receipt Acknowledgment of Offer Letter No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby acknowledges receipt of your Offer Letter, dated March 30, 2011, which had annexed to it a Stock Purchase Agreement (a copy of which is enclosed hereto). This letter does not constitute acceptance of your offer contained in the Offer Letter.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Enclosure

Exhibit 10.1

March 30, 2011

Palermo Argentina Holdings I, S.L.

c/o The Capital Group Companies

333 S. Hope Street

Los Angeles, CA 90071

Attention: Mark Brubaker

Receipt Acknowledgment of Offer Letter No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby acknowledges receipt of your Offer Letter, dated March 30, 2011, which had annexed to it a Stock Purchase Agreement (a copy of which is enclosed hereto). This letter does not constitute acceptance of your offer contained in the Offer Letter.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Enclosure

Exhibit 10.1

March 30, 2011

Palermo Argentina Holdings II, S.L.

c/o The Capital Group Companies

333 S. Hope Street

Los Angeles, CA 90071

Attention: Mark Brubaker

Receipt Acknowledgment of Offer Letter No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby acknowledges receipt of your Offer Letter, dated March 30, 2011, which had annexed to it a Stock Purchase Agreement (a copy of which is enclosed hereto). This letter does not constitute acceptance of your offer contained in the Offer Letter.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Enclosure

Exhibit 10.1

March 30, 2011

SCF Chile S.A.

c/o PineBridge Investments Partners LLC

399 Park Avenue, 4th Floor, New York, NY 10022

Attention: Nicholas Brown

Receipt Acknowledgment of Offer Letter No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby acknowledges receipt of your Offer Letter, dated March 30, 2011, which had annexed to it a Stock Purchase Agreement (a copy of which is enclosed hereto). This letter does not constitute acceptance of your offer contained in the Offer Letter.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Enclosure

Exhibit 10.1

March 30, 2011

BSSF Chile S.A.

c/o PineBridge Investments Partners LLC

399 Park Avenue, 4th Floor, New York, NY 10022

Attention: Nicholas Brown

Receipt Acknowledgment of Offer Letter No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby acknowledges receipt of your Offer Letter, dated March 30, 2011, which had annexed to it a Stock Purchase Agreement (a copy of which is enclosed hereto). This letter does not constitute acceptance of your offer contained in the Offer Letter.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Enclosure

Exhibit 10.1

March 30, 2011

BSSFP Chile S.A.

c/o PineBridge Investments Partners LLC

399 Park Avenue, 4th Floor, New York, NY 10022

Attention: Nicholas Brown

Receipt Acknowledgment of Offer Letter No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby acknowledges receipt of your Offer Letter, dated March 30, 2011, which had annexed to it a Stock Purchase Agreement (a copy of which is enclosed hereto). This letter does not constitute acceptance of your offer contained in the Offer Letter.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Enclosure

Exhibit 10.1

March 30, 2011

International Finance Corporation

2121 Pennsylvania Avenue, N.W.

Washington, D.C. 20433

Attention: Fares T. Zaki

Letter of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby accepts your offer, as set forth in your Offer Letter, dated March 30, 2011. We acknowledged receipt of such offer on March 30, 2011.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Exhibit 10.1

March 30, 2011

Palermo Argentina Holdings I, S.L.

c/o The Capital Group Companies

333 S. Hope Street

Los Angeles, CA 90071

Attention: Mark Brubaker

Letter of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby accepts your offer, as set forth in your Offer Letter, dated March 30, 2011. We acknowledged receipt of such offer on March 30, 2011.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Exhibit 10.1

March 30, 2011

Palermo Argentina Holdings II, S.L.

c/o The Capital Group Companies

333 S. Hope Street

Los Angeles, CA 90071

Attention: Mark Brubaker

Letter of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby accepts your offer, as set forth in your Offer Letter, dated March 30, 2011. We acknowledged receipt of such offer on March 30, 2011.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Exhibit 10.1

March 30, 2011

SCF Chile S.A.

c/o PineBridge Investments Partners LLC

399 Park Avenue, 4th Floor, New York, NY 10022

Attention: Nicholas Brown

Letter of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby accepts your offer, as set forth in your Offer Letter, dated March 30, 2011. We acknowledged receipt of such offer on March 30, 2011.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Exhibit 10.1

March 30, 2011

BSSF Chile S.A.

c/o PineBridge Investments Partners LLC

399 Park Avenue, 4th Floor, New York, NY 10022

Attention: Nicholas Brown

Letter of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby accepts your offer, as set forth in your Offer Letter, dated March 30, 2011. We acknowledged receipt of such offer on March 30, 2011.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Exhibit 10.1

March 30, 2011

BSSFP Chile S.A.

c/o PineBridge Investments Partners LLC

399 Park Avenue, 4th Floor, New York, NY 10022

Attention: Nicholas Brown

Letter of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

UBS A.G., London Branch hereby accepts your offer, as set forth in your Offer Letter, dated March 30, 2011. We acknowledged receipt of such offer on March 30, 2011.

Sincerely,

UBS A.G., LONDON BRANCH

Name: CESAR GUEIKIAN
Title: MANAGING DIRECTOR

Name: SCOTT STEVENS
Title: MANAGING DIRECTOR

Exhibit 10.1

March 30, 2011

UBS A.G., London Branch

100 Liverpool Street

London EC2M 2RH

United Kingdom

Offer Letter No. SPA 001/2011

Dear Sirs:

We hereby offer, on a several basis, to sell you all of the shares of Jumbo Retail Argentina S.A. owned by the undersigned. Enclosed for your consideration is a Stock Purchase Agreement, which contains the terms and conditions of our proposed sale to you. You may accept this offer by notifying us in writing. This offer will expire if not accepted in writing by you by 12:00 pm, New York time, on March 30, 2011.

Should you have any questions, please fee! free to contact any of the undersigned.

Sincerely,

[Signatures on following pages]

Exhibit 10.1

INTERNATIONAL FINANCE CORPORATION

By:

Name: Fares T. Zaki
Title: Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

At:

By:

Name:
Title:

PALERMO ARGENTINA HOLDINGS II, S.L

At:

By:

Name:
Title:

[Signature Page for Offer Letter]

Exhibit 10.1

IFC

By:

Name: Fares T. Zaki
Title: Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

At:

By:

Name:	Mark Brubaker	(ILLEGIBLE)
Title:	Attorney-in-fact (Apoderado)

PALERMO ARGENTINA HOLDINGS II, S.L.

At:

By:

Name:	Mark Brubaker	(ILLEGIBLE)
Title:	Attorney-in-fact (Apoderado)

[Signature Page for Offer Letter]

Exhibit 10.1

SCF CHILE S.A.

By:

Name: Nicholas Brown
Its: Authorized Representative

BSSF CHILE S.A.

By:

Name: Nicholas Brown
Its: Authorized Representative

BSSFP CHILE S.A.

By:

Name: Nicholas Brown
Its: Authorized Representative

Enclosure

[Signature Page for Offer Letter]

Exhibit 10.1

March 30, 2011

UBS A.G., London Branch

100 Liverpool Street

London EC2M 2RH

United Kingdom

Receipt Acknowledgement of Acceptance of Offer No. SPA 001/2011

Dear Sirs:

We hereby acknowledge receipt of your Letter of Acceptance of Offer, dated March 30, 2011, accepting the offer contained in our Offer Letter, dated March 30, 2011.

[Signatures on following pages]

Exhibit 10.1

Sincerely,

INTERNATIONAL FINANCE CORPORATION

By:

Name: Fares T. Zaki
Title: Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

At:

By:

Name:
Title:

PALERMO ARGENTINA HOLDINGS II, S.L.

At:

By:

Name:
Title:

[Signature Page for Acknowledgement of Receipt of Acceptance of Offer]

Exhibit 10.1

Sincerely,

IFC

By:

Name: Fares T. Zaki
Title: Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

At:

By:

Name:	Mark Brubaker	(ILLEGIBLE)
Title:	Attorney-in-fact (Apoderado)

PALERMO ARGENTINA HOLDINGS II, S.L.

At:

By:

Name:	Mark Brubaker	(ILLEGIBLE)
Title:	Attorney-in-fact (Apoderado)

[Signature Page for Acknowledgement of Receipt of Acceptance of Offer]

Exhibit 10.1

SCF CHILE S.A.

By:

Name: Nicholas Brown
Its: Authorized Representative

BSSF CHILE S.A.

By:

Name: Nicholas Brown
Its: Authorized Representative

BSSFP CHILE S.A.

By:

Name: Nicholas Brown
Its: Authorized Representative

[Signature Page for Acknowledgement of Receipt of Acceptance of Offer]

Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated as of March 30, 2011, is made by and among (i) UBS A.G., LONDON BRANCH, a company organized and existing under the laws of Switzerland (the “Buyer”), (ii) PALERMO ARGENTINA HOLDINGS I, S.L., an Entidad de Tenencia de Valores Extranjeros organized and existing under the laws of the Kingdom of Spain (“Capital Spain I”), (iii) PALERMO ARGENTINA HOLDINGS II, S.L., an Entidad de Tenencia de Valores Extranjeros organized and existing under the laws of the Kingdom of Spain (“Capital Spain II” and together with Capital Spain I, the “Capital Entities”), (iv) INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries, including the Republic of Argentina and the Republic of Chile (“IFC”), (v) SCF CHILE S.A., a corporation organized and existing under the laws of the Republic of Chile (“SCF Chile”), (vi) BSSF CHILE S.A., a corporation organized and existing under the laws of the Republic of Chile (“BSSF Chile”), and (vii) BSSFP CHILE S. A., a corporation organized and existing under the laws of the Republic of Chile (“BSSFP Chile” and together with SCF Chile and BSSF Chile, the “Pinebridge Entities”) (the Capital Entities, IFC, and the Pinebridge Entities referred to collectively as the “Sellers” and each individually as a “Seller”).

RECITALS

WHEREAS, each Seller owns ordinary shares in the capital of Jumbo Retail Argentina S. A., a closed stock corporation organized and existing under the laws of Argentina (the “Company”), in the respective amount set forth in Annex A attached hereto, the aggregate of all such amounts being all of the shares of the Company owned by Sellers (the “Shares”);

WHEREAS, pursuant to Section 4.5 of the Shareholders Agreement, dated as of October 7, 2005, as amended on March 24, 2011, among the Company and the shareholders party thereto (the “Shareholders Agreement”), each Seller has the option (the “Swap Option”) to sell part or all of its respective Shares to Cencosud S.A. (“Cencosud”) or its designee, subject to the terms set forth in the Shareholders Agreement, in return for shares of Cencosud or cash at the option of Cencosud;

WHEREAS, each Seller has exercised its respective Swap Option to sell all of its respective Shares to Cencosud under the Shareholders Agreement and Cencosud has instructed each Seller to sell its respective Shares to Buyer, as Cencosud’s designee;

WHEREAS, Buyer wishes to purchase all of the respective Shares from each Seller, in exchange for cash, on the terms and conditions set forth in this Agreement; and

Exhibit 10.1

WHEREAS, the per share price at which the Shares will be sold pursuant to the Swap Option has been determined pursuant to Section 4.5(d) of the Shareholders Agreement;

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Sale and Purchase of the Shares.

1.1 Sale and Purchase of the Shares. Subject to the terms and conditions hereof, each Seller will sell all of its respective Shares to Buyer and Buyer will purchase all of the respective Shares from each Seller for a price per Share equal to US$ 1.2024, payable in cash at the closing in the manner set forth in Section 1.2.

1.2 Closing. The closing of the sale and purchase of all of the Shares (the “Closing”) shall take place at the offices of Debevoise & Plimpton LLP, in New York, New York at 9:00 a.m. New York time on March 30, 2011, unless the parties otherwise agree in writing (the “Closing Date”). At the Closing:

(a) Sellers shall deliver to Buyer, free and clear of any liens, charges or encumbrances of any kind whatsoever (collectively, “Liens”), certificates representing all of the Shares, and a copy of an executed letter from Sellers to the Company informing it of the sale of the Shares to Buyer (the form of such letter attached hereto as Exhibit A, the “Section 215 Letter”): and

(b) As set forth in Annex A, Buyer will pay to each Seller (i) the aggregate purchase price amount set forth opposite such Seller’s name (each such amount, the “Individual Aggregate Purchase Price”), plus (ii) the applicable interest due in the amount set forth opposite such Seller’s name (each such amount, the “Individual Interest Amount”). All such amounts shall be paid by wire transfer of immediately available funds, free and clear of any deduction or withholding, to the account that has been previously designated by such Seller.

2. Representations and Warranties of Seller. Each Seller represents and warrants to Buyer, in respect of itself only, as of the date of Closing, as follows:

2.1 Corporate Status; Authorization, etc. Other than in the case of IFC, such Seller is duly formed, validly existing and in good standing under the laws of the country of its organization or formation. Such Seller has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of such Seller’s obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all

2

Exhibit 10.1

requisite corporate or organizational action of such Seller. Such Seller has duly executed and delivered this Agreement. Other than in the case of IFC, this Agreement constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms.

2.2 Title to Shares. Such Seller owns, beneficially and of record, the respective Shares, free and clear of any Liens. Upon the delivery of and payment for such Seller’s Shares at the Closing as provided for in this Agreement, Buyer will acquire in the case of IFC all of its rights, title and interest in and to such Shares, free and clear of any Liens, and in the case of each other Seller, good and valid title to each of their respective Shares, free and clear of any Liens.

3. Representations and Warranties of Buyer. Buyer represents and warrants to each Seller, as of the date of Closing, as follows:

3.1 Corporate Status; Authorization, etc. It is a company duly organized, validly existing and in good standing under the laws of Switzerland. It has full company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action of it. It has duly executed and delivered this Agreement. Other than for IFC, to which Buyer does not make the following representation, this Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

4. Miscellaneous.

4.1 Further Assurances. Each party shall negotiate, execute and deliver all reasonably required documents and do all other acts which may be reasonably requested by the other to implement and carry out the terms and conditions of this Agreement.

4.2 Expenses. Each party shall bear its own respective expenses, costs and fees (including attorneys’, auditors’ and financing commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith, other than in the case of any expenses, costs and fees the allocation of which is specifically addressed in the Shareholders Agreement.

4.3 Governing Law, etc. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

3

Exhibit 10.1

4.4 Arbitration. Any dispute, controversy or claim arising out of or in connection with, or relating to, this Agreement, or the breach, termination or validity thereof, will be finally settled exclusively by arbitration in accordance with the Rules of Arbitration of the London Court of International Arbitration, as in effect at the time of the arbitration, except as modified herein or by mutual agreement of the parties. The seat of the arbitration will be Miami, Florida, provided that the arbitrators may hold hearings in such other locations as the arbitrators determine to be most convenient and efficient for all of the parties to such arbitration under the circumstances. The arbitration will be governed by the Federal Arbitration Act, The arbitration shall be conducted in English.

4.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

4.6 Assignment. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto.

4.7 No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

4.8 Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

4.9 Severability. If any provision, including any phrase, sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

4.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

4

Exhibit 10.1

ANNEX A

ANNEX A

Seller	Number of Shares Owned	Individual Aggregate Purchase Price (in US$)	Individual Interest Amount (in US$)
Capital Spain I	100,057,925	$120,309,681.44	$31,748.39
Capital Spain II	83,741,569	$100,690,889.70	$26,571.21
IFC	91,899,272	$110,499,714.43	$29,159.65
SCF Chile	41,354,672	$49,724,871.01	$13,121.84
BSSF Chile	38,904,178	$46,778,396.23	$12,344.30
BSSFP Chile	11,640,422	$13,996,447.18	$3,693.51

Exhibit 10.1

March 28, 2011

Jumbo Retail Argentina S.A.

Suipacha 1111, 18th floor

Buenos Aires C1008AAW

Attention: Carlos Mechetti

Section 215 Letter

Dear Sirs:

This Section 215 Letter is to inform you of the sale and transfer of all of the shares of Jumbo Retail Argentina S.A. owned by the undersigned to UBS A.G., London Branch on March 30, 2011.

This Section 215 Letter may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

[Notarized Signatures on Following Pages]

Exhibit 10.1

Sincerely,

PALERMO ARGENTINA HOLDINGS I, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

[ACKNOWLEDGEMENT]

[Signature Page for Section 215 Letter to Jumbo Retail Argentina S.A.]

Exhibit 10.1

PALERMO ARGENTINA HOLDINGS II, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

[ACKNOWLEDGEMENT]

[Signature Page for Section 215 Letter to Jumbo Retail Argentina S.A.]

Exhibit 10.1

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California		}
County of	Los Angeles

On	March 28, 2011	before me,	Laura Stephens, Notary Public

Date	Here Insert Name and Title of the Officer

personally appeared	Mark Brubaker
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature

Place Notary Seal Above	Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document:	Section 215 letter

Document Date:	March 28, 2011	Number of Pages:	1

Signer(s) Other Than Named Above:	none

Capacity(ies) Claimed by Signer(s)

Signer’s Name:	Mark Brubaker

☐ Individual
☐ Corporate Officer — Title(s):
☐ Partner — ☐ Limited ☐ General
☒ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator

☐ Other:

Signer is Representing:
Palermo Argentina
Holdings I & II, S.L.

Signer’s Name:

☐ Individual
☐ Corporate Officer — Title(s):
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator

☐ Other:

Signer is Representing:

©2007 National Notary Association — 9350 De Solo Ave., P.O.Box 2402 — [ILLEGIBLE], CA 91313-2402 www.NationalNotary.org [ILLEGIBLE] Reorder: [ILLEGIBLE]-1-800[ILLEGIBLE]

Exhibit 10.1

INTERNATIONAL FINANCE CORPORATION

By:
Name:	Fares T. Zaki
Title:	Manager

Sworn to before me

This 29 day of March, 2011

Notary Public

DANA L. SAUNDERS
Notary Public, State of New York
No. 01SA[ILLEGIBLE]
Qualified in New York County
Commission Expires March 4, 2014

[Signature Page for Section 215 Letter to Jumbo Retail Argentina S.A.]

Exhibit 10.1

SCF CHILE S.A.

By:
Name:	Nicholas Brown
Title:	Authorized Representative

Sworn to before me

This 28th day of MARCH, 2011

Notary Public

KAI PEARSON Notary Public, State of New York No. 01PE[ILLEGIBLE] Qualified in New York County Commission Expires Sept. 8, 2011

BSSF CHILE S.A.

By:
Name:	Nicholas Brown
Title:	Authorized Representative

Sworn to before me

This 28th day of MARCH, 2011

Notary Public

KAI PEARSON Notary Public, State of New York No. 01PE[ILLEGIBLE] Qualified in New York County Commission Expires Sept. 8, 2011

[Signature Page for Section 215 Letter to Jumbo Retail Argentina S.A.]

Exhibit 10.1

BSSFP CHILE S.A

By:
Name:	Nicholas Brown
Title:	Authorized Representative

Sworn to before me

This 28th day of MARCH, 2011

Notary Public

KAI PEARSON Notary Public, State of New York No. 01PE[ILLEGIBLE] Qualified in New York County Commission Expires Sept. 8, 2011

[Signature Page for Section 215 Letter to Jumbo Retail Argentina S.A.]

Exhibit 10.1

March 30, 2011

To: The Financial Investors

Designation of UBS A.G., London Branch as Cencosud’s Designee under the

Shareholders Agreement

Dear Sirs:

Reference is made to the Shareholders Agreement, dated as of October 7, 2005 and amended on March 24, 2011, by and between Jumbo Retail Argentina S.A. and the shareholders party thereto (the “Shareholders Agreement”). Capitalized terms used herein without definition have the definition given to them in the Shareholders Agreement.

Cencosud hereby designates UBS A.G., London Branch (“Designee”) as its designee to purchase all relevant Shares, pursuant to the Shareholders Agreement, in respect of the Swap Option exercised by the Financial Investors on September 28, 2010.

Cencosud hereby directs each Financial Investor to sell such Shares to the Designee and acknowledges that Cencosud remains obligated to purchase such Shares pursuant to the Shareholders Agreement until each Financial Investor has received in full the purchase price for its Shares, in the amount determined pursuant to the Shareholders Agreement.

Each Financial Investor acknowledges that the purchase of its Shares by Designee will fulfill, upon receipt by each Financial Investor of the full amount of the purchase price of such Shares, Cencosud’s obligation to purchase such Financial Investor’s Shares pursuant to the Shareholders Agreement.

If the foregoing meets with your approval, kindly countersign this letter agreement below to indicate your acceptance and agreement to its terms.

[End of text. Signature page follows.]

Exhibit 10.1

Sincerely,

CENCOSUD S.A.

By:
Name:
Title:

The foregoing agreement is hereby agreed to and accepted as of the date thereof. INTERNATIONAL FINANCE CORPORATION

By:
Name:	Fares T. Zaki
Title:	Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

PALERMO ARGENTINA HOLDINGS II, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

2

Exhibit 10.1

Sincerely,

CENCOSUD S.A.

By:
Name:
Title:

The foregoing agreement is hereby agreed to and accepted as of the date thereof.

INTERNATIONAL FINANCE CORPORATION

By:
Name:	Fares T. Zaki
Title:	Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

PALERMO ARGENTINA HOLDINGS II, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

2

Exhibit 10.1

Sincerely,

CENCOSUD S.A.

By:
Name:
Title:

The foregoing agreement is hereby agreed to and accepted as of the date thereof.

INTERNATIONAL FINANCE CORPORATION

By:
Name:	Fares T. Zaki
Title:	Manager

PALERMO ARGENTINA HOLDINGS I, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

PALERMO ARGENTINA HOLDINGS II, S.L.

By:
Name:	Mark Brubaker
Title:	Attorney-in-fact (Apoderado)

2

Exhibit 10.1

SCF CHILE S.A.

By:
Name:	Nicholas Brown
Title:	Authorized Representative

BSSF CHILE S.A.

By:
Name:	Nicholas Brown
Title:	Authorized Representative

BSSFP CHILE S.A.

By:
Name:	Nicholas Brown
Title:	Authorized Representative

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